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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 10, 2002



                              INTERMET Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Georgia                     0-13787               58-1563873
----------------------------        ------------        ---------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation)                   File Number)        Identification Number)


              5445 Corporate Drive, Suite 200, Troy, Michigan 48098
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (248) 952-2500
               --------------------------------------------------
               Registrant's telephone number, including area code



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Item 5.  Other Events

On September 10, 2002, the registrant provided information in a press release concerning its 3rd quarter 2002 earnings. See the press releases attached to this report as Exhibit 99.1, incorporated into this item by reference.

(c)  Exhibits

     99.1  Press release dated September 10, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERMET CORPORATION


                                           By: /s/ Alan J. Miller
                                               Alan J. Miller
                                               Vice President, General Counsel
                                               and Secretary


Dated:  September 10, 2002







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                                  Exhibit Index



Exhibit
Number                          Description
------                          -----------

99.1           Press release dated September 10, 2002